Investor Presentation February 19, 2014 Exhibit 99.1

Forward-Looking Statements
The statements in this presentation that relate to guidance, pro forma presentations, and future plans, goals, business opportunities, events or performance are forward-looking statements that involve risks and uncertainties, including risks associated with business and economic conditions, failure to achieve expected benefits of the JADAK acquisition, failure to successfully integrate current and future acquisitions, including JADAK, into our business, customer and/or supplier contract cancellations, manufacturing risks, competitive factors, ability to successfully introduce new products, uncertainties pertaining to customer orders, demand for products and services, growth and development of markets for the Company's products and services, and other risks identified in our filings made with the Securities and Exchange Commission.
Actual results, events and performance may differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The
Company disclaims any obligation to update these forward-looking statements as a result of developments occurring after the date of this presentation. Readers are encouraged to refer to the risk disclosures described in the Company’s Form 10-K for the year ended December 31, 2012 and subsequent filings with the SEC, as applicable.
Non-GAAP Measures
In this presentation, we present the non-GAAP financial measures of Adjusted EBITDA , free cash flow and net debt . Please see “Use of Non-GAAP Financial Measures” and the subsequent slides in the Appendix to this presentation for the reasons we use these measures, a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these measures.
The Company neither updates nor confirms any guidance regarding the future operating results of the
Company which may have been given prior to this presentation.
Note factors affecting future performance…
…and use of Non-GAAP financial measures

Our aspirations…
2012 Strategic Vision
A leading provider of precision photonic and
motion technologies for OEM’s in demanding
markets – delivering attractive shareholder
returns through sustained profitable growth
Strategic Priorities
•
Organic growth mid to high single
digits
•
>20% Adj. EBITDA margins
•
Long term shareholder returns
above peer average
Performance Goals

•
Accelerate growth (organic and M&A)
•
Improve mix (growth, volatility) –
more Medical, less Semiconductor
•
Strive to become a world class
operating company
…are clear and achievable

JADAK®
visionary thinking

HS-2M, designed for
Medical Applications

Leveraging our Medical Focus
across a range of industries

…to achieve our strategic goals
JADAK Technologies Inc.
“A significant milestone in our overall medical strategy to offer a broad range of enabling technologies to medical OEM’s.”
“A growing, profitable business with a strong management team and an exceptional customer and technology franchise.”
“A leader in data collection and machine vision technologies that make medical equipment safer, assure accuracy and reduce medical errors.”
Our acquisition of JADAK…
…further enhances our growing medical technology franchise

JADAK®
visionary thinking

Leveraging our Medical Focus
across a range of industries

…to achieve our strategic goals
JADAK Profile
JADAK is a strong technology company…
…with an excellent medical market presence
• Leading provider of component level machine vision, auto ID, and RFID technologies to medical equipment OEM’s
• Founded in 2000 - based in N. Syracuse, NY – 130 employees - privately owned
• Revenue $50M+,  EBITDA margins in high teens – revenue doubled in past 5 years
• Products sold to OEM’s for integration into a wide range of medical equipment
• Exceptional technology and customer franchise – strong relationships with premier medical OEM’s

JADAK has four major product categories…
Embedded
Components
Fixed Mount and
Smart Cameras
Handheld
Scanners
Machine Vision
Software
• Barcode Options
• Machine Vision
Options
• RFID Options
• Barcode Options
• Machine Vision
Options
• RFID Options
• Corded / Wireless
Options
• Medical Grade
• Highly Customizable
• Works on all
platforms
• Allows user to
configure code
JADAK Product Lines

…which are sold to major OEM customers

Handheld Scanners
Machine Vision & Barcode Scanning
Machine Vision
Handheld Scanners
2%
11%
34%
16%
16%
21%

…for leading OEMs in numerous medical applications
JADAK provides optical scanning technology…
Clinical Analysis
Equipment
Patient Monitors
Surgical Tools
Pharmacy Carts
Barcode
Optics Module
JADAK Applications
Portable Glucose Monitors
*
* VDC Research
CAGR 8%

$0
$20
$40
$60
$80
$100
$120
$140
2011 2012 2013 2014 2015 2016 2017
Bar Code Scanning in Heathcare ($M)

Inventory Levels
Shipping Options
Field Service
Vendor Reduction
Training
Lead Times
Component Reduction
Change Management
Project Budget
Revision Controls
Project Risk
Life Cycle Management
Project Schedule
Product Quality
Resources
Product Improvements
Engineering Support
Market Demands
JADAK™
visionary thinking
Manufacturing Expertise

Clarity

…through numerous dimensions JADAK creates sustainable OEM relationships… JADAK Customer Value Proposition Medical OEM Customers Medical OEM Customers Page 8

Common customers, application areas and channels with existing GSI medical business – enables medical “key account” sales strategy
Core technologies are familiar to GSI - based on optoelectronic image sensor technologies with significant application specific development
JADAK’s OEM business model
is virtually identical to GSI’s from technology
development to sales cycle to production
JADAK brings predictable, profitable growth to GSI portfolio – growth is driven by reductions in medical errors (improved safety)
The management team
is stable, cohesive and has demonstrated a long term
commitment to the business and the local community which reduces risk
JADAK is a strong fit…
…with GSI’s strategy and core competencies
Strategic Fit

We will offer a dozen medical enabling technologies…
…to major OEM’s in numerous applications
Go Forward Medical Business

Bar Code
Scanning
RFID
Machine
Vision
Surgical
Displays
Radiology
Displays
Wireless
Networking
Optical
Encoders
Thermal
Printers
Color
Analyzers
Software
Informatics
Laser
Scanning
Enabling Technologies Major Applications
Blood
Analysis
Robotic
Surgery
Minimally
Invasive
Surgery
Radiology
Glucose
Monitoring
Drug
Delivery
Patient
Monitoring
Life
Sciences
Laser
Surgery
Retinal
Diagnostics
~$170M annual sales
Precision Technologies
Key Account Sales Force
Medical Quality System
OEM Design-in Expertise

With this transaction…
… the medical space is our largest market
Laser
Products
Medical
Technologies
Scientific
Medical
Micro-
electronics
GSI Pro Forma (w/ JADAK)
Industrial
Precision
Motion
Product Groups
End Market Mix
* Data presented represents last nine months, ended 3Q 2013, adjusted for Jadak’s impact on GSI’s operation segments and end-market revenues on a pro forma basis.

Key Priorities for 2014
•
Acquisitions: Successful integration of JADAK, potential
follow-on deals: Medical & Advanced Industrial Markets
(i.e. scanning & precision motion)
•
Organic Growth: ~$5M of growth investment in key
platforms – driven by confidence in long-term prospects
•
Productivity: Driving $5M+ savings in 2014, funding
internal investments, mitigating risks & delivering
potential upside results
We have clear focus…
…for success in 2014

…assumes modest improvement in base business
$271M
Revenue Outlook
+25%*
Low Single
Digit Growth
13
Our conservative view of 2014…
+ JADAK ~$50M
annualized
2012 2013 2014 Outlook
*Includes acquisition of NDS Surgical Imaging on January 15, 2013. Reflects prior full year guidance.  The company is neither updating, nor confirming its prior guidance, but is simply using its prior guidance for comparison and illustrative purposes

2014 productivity funds ~$5M of growth investment…
Adjusted EBITDA Outlook
14
*Adjusted EBITDA is a non-GAAP measure.  The reconciliation  to our most comparable GAAP numbers is provided in the appendix.
** 2013 Reflects prior full year guidance.  The company is neither updating, nor confirming its prior guidance, but is simply using its prior guidance for comparison and illustrative purposes
…while we deliver +8% profit growth ex. JADAK
$42M
~$50M*
+ 8-10%
+ JADAK ~$10M
annualized
2012 2013 2014 Outlook

Deal Financing
We funded the transaction…
…through cash on hand and our new $215M credit facility
•
1
st
Quarter 2014:
Borrowing $68M from bank revolver at Libor
+ 275 basis points; total gross debt of approximately $140M, and slightly more than $100M of net debt
•
Year-End 2014: Expect to lower net debt to less than $70M,
with gross debt at Libor +250 basis points
($ in millions)
Sources Amount Uses Amount
Cash & Cash Equivalents 26.0 $ JADAK Acquisition 93.5 $
Revolver ($175M)* 68.0 $ Transaction Fees 0.5 $
Total 94.0 $ Total 94.0 $
Sources and Uses

Free Cash Flow Outlook
2012 2013 2014
(pre-Acq)
2014
(Post-JADAK)
Net Debt ($16M) ~$15M ~($20M) ~$70M
*EXCLUDES ~$10.6M  net cash refund related to U.S. IRS audit for the GSI Group’s 2000 through 2008 tax years.
Significant cash generation…
…from stronger portfolio and better operating capabilities
2012 2013 2014 Outlook
$24M
$25-30M*
+ $35M

*Free Cash Flow and Net Debt are non-GAAP measures. The reconciliation  to our  most comparable GAAP numbers is provided in the appendix. Free cash flow and Net  Debt  reflects prior full year guidance.  The Company is neither updating, nor confirming its prior guidance, but is simply using its prior guidance for comparison and illustrative purposes
+ JADAK ~$5M
annualized

Page 17 Appendix

Non-GAAP Measures
The non-GAAP financial measures used in this presentation are non-GAAP Adjusted EBITDA, free cash flow, and net debt.
The Company believes that the non-GAAP financial measures provide useful and supplementary information to investors regarding the Company’s financial performance. It is management’s belief that these non-GAAP financial measures would be particularly useful to investors because of the significant changes that have occurred outside of the Company’s day-to-day business in accordance with the execution of the Company’s strategy. This strategy includes streamlining the Company’s existing operations through site and functional consolidations, strategic divestitures, expanding the Company’s business through significant internal investments, and broadening the Company’s product and service offerings through acquisition of innovative and complementary technologies and solutions.  The financial impact of certain elements of these activities, particularly acquisitions, divestitures, and site and functional restructurings, are often large relative to the Company’s overall financial performance, which can adversely affect the comparability of its operating results and investors’ ability to analyze the business from period to period.
The Company’s Adjusted EBITDA, a non-GAAP financial measure, is used by management to evaluate operating performance, communicate financial results to the Board of Directors, benchmark results against historical performance and the performance of peers, and evaluate investment opportunities including acquisitions and divestitures. In addition, Adjusted EBITDA is used to determine bonus payments for senior management and employees.  Accordingly, the Company believes that this non-GAAP measure provides greater transparency and insight into management’s method of analysis.
Non-GAAP financial measures should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP.  They are limited in value because they exclude charges that have a material effect on the
Company’s reported results and, therefore, should not be relied upon as the sole financial measures to evaluate the Company’s financial results. The non-GAAP financial measures are meant to supplement, and to be viewed in conjunction with, GAAP financial measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this presentation.
Use of Non-GAAP Financial Measures

Non-GAAP Free Cash Flow & Net Debt
(a) Free cash flow, a non-GAAP measure,  is defined as cash provided by operating activities less capital expenditures.
(b) Net debt, a non-GAAP measure,  is defined as total debt less cash and cash equivalents.
Nine Months Ended Twelve Months Ended
September 27, 2013 December 31, 2012
Cash provided by operating activities $34,448 $28,430
Less: Capital expenditures 3,073                     4,308
Free Cash Flow (a) $31,375 $24,122
Debt ($78,375) ($50,000)
Less: Cash and cash equivalents 53,690                     65,788
Net Debt (b) $24,665 $15,788
* Free Cash Flow includes the cash flows of Continuing and Discontinued Operations
*

Non-GAAP Adjusted EBITDA Reconciliation
Twelve Months Ended Last Twelve Months
December 31, 2012 December 31, 2011 September 27, 2013
(in thousands of dollars)
Income from operations (GAAP) $  15,007 $  35,848 $ 14,311
Depreciation and amortization 13,196 14,467 18,458
Share-based compensation 4,580 3,276 5,313
Restructuring and other costs 8,842 2,406 7,338
Acquisition fair value adjustments _ _
903
Net income attributable to noncontrolling interest (40) (28)
(37)
Adjusted EBITDA (Non-GAAP) $  41,585 $  55,969 $ 46,286